Employees' Retirement Benefits (Assumptions Used in Determination of Pension Plans' Projected Benefit Obligations and Net Periodic Pension Cost) (Detail) - Contract-type Corporate Pension Plan, Defined Benefit
	12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015	Mar. 31, 2014
Schedule of Benefit Obligations Weighted Average Assumptions [Line Items]
Discount rate	1.00%	1.40%	1.50%
Long-term rate of salary increases	2.90%	2.90%	2.90%
Expected long-term rate of return on plan assets	2.00%	2.00%	2.00%